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                                                                  EXHIBIT 99.02

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

  I, William H. Bartels, hereby consent to the use, in the Registration Statement on Form S-1 of U.S. Marketing Services, Inc., a Delaware corporation (the "Company"), to which this Consent is filed as an exhibit, of my name as a person about to become a Director of the Company.

                                          /s/ William H. Bartels
                                          _____________________________________
                                          WILLIAM H. BARTELS

June 5, 1998